                                                                    EXHIBIT G-18

          STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, R. Steve Letbetter, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Reliant Energy, Incorporated, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


* Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Reliant Energy, Incorporated, as amended by the Form 10-K/A (Amendment No. 1) filed with the Commission on July 5, 2002;


* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Reliant Energy, Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.

(3) The contents of the statement have been reviewed with the audit committee of the board of directors of Reliant Energy, Incorporated.




/s/ R. STEVE LETBETTER
   --------------------------------------

R. Steve Letbetter
Chairman and Chief Executive Officer
Reliant Energy, Incorporated
July 5, 2002

Subscribed and sworn to before me this 5th day of July 2002.

/s/ DEBRA C. ARCY
   --------------------------------------
Notary Public
My Commission Expires: 11/14/2004
                       ----------------------------------

          STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Steven F. Naeve, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Reliant Energy, Incorporated, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


* Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Reliant Energy, Incorporated, as amended by the Form 10-K/A (Amendment No. 1) filed with the Commission on July 5, 2002;


* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Reliant Energy, Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.

(3) The contents of the statement have been reviewed with the audit committee of the board of directors of Reliant Energy, Incorporated.




/s/ STEPHEN W. NAEVE
   --------------------------------------
Stephen W. Naeve
Vice Chairman and Chief Financial Officer
Reliant Energy, Incorporated
July 5, 2002

Subscribed and sworn to before me this 5th day of July 2002.

/s/ KAREN D. SUMMERS
    -------------------------------------
Notary Public
My Commission Expires: 5/26/2004
                       ----------------------------------

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
         PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, R. Steve Letbetter, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Reliant Resources, Inc., and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


* Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Reliant Resources, Inc., as amended by the Form 10-K/A (Amendment No. 1) filed July 5, 2002;


* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Reliant Resources, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.

(3) The contents of the statement have been reviewed with the audit committee of the board of directors of Reliant Resources, Inc.




/s/ R. STEVE LETBETTER
   --------------------------------------
R. Steve Letbetter
Chairman and Chief Executive Officer
Reliant Resources, Inc.
July 5, 2002

Subscribed and sworn to before me this 5th day of July 2002.

/s/ DEBRA C. ARCY
   --------------------------------------
Notary Public
My Commission Expires: 11/14/2004
                       -----------------------------

          STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Steven F. Naeve, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Reliant Resources, Inc., and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


* Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Reliant Resources, Inc., as amended by the Form 10-K/A (Amendment No. 1) filed with the Commission on July 5, 2002;


* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Reliant Resources, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.

(3) The contents of the statement have been reviewed with the audit committee of the board of directors of Reliant Resources, Inc.


/s/ STEPHEN W. NAEVE
   --------------------------------------

Stephen W. Naeve
President and Chief Operating Officer
Reliant Resources, Inc.
July 5, 2002

Subscribed and sworn to before me this 5th day of July 2002.

/s/ KAREN D. SUMMERS
   --------------------------------------
Notary Public
My Commission Expires: 5/26/2004
                       ----------------------------